LORD ABBETT SECURITIES TRUST

Lord Abbett Value Opportunities Fund

Supplement dated February 14, 2007 to the

Prospectus dated March 1, 2006

(Class A, B, C, P and Y Shares)

The second paragraph in the section of the Prospectus entitled “Management - Investment Managers” is replaced with the following:

Robert P. Fetch, Partner and Value Opportunities Fund Investment Manager, heads the Fund’s investment team and has primary responsibility for the day-to-day management of the Fund.  Mr. Fetch joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1977.